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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 1, 2000

                Date of Report (date of earliest event reported)

                                 INTRAWARE, INC.
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               (Exact name of Registrant as specified in charter)


        DELAWARE                        000-25249                68-0389976
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(State or other jurisdiction of   (Commission File Number)   (I. R. S. Employer
      incorporation)                                         Identification No.)



                                  25 ORINDA WAY
                            ORINDA, CALIFORNIA 94563
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (925) 253-4500



                                       N/A
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          (Former name or former address, if changed since last report)




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Item 5.  OTHER EVENTS

     On December 1, 2000, Intraware, Inc., a Delaware corporation, issued a press release announcing a corporate restructuring involving the reduction of its work force to approximately 200 employees from 380 employees, the consolidation of its three local offices to two, and the reduction of the number of outside sales offices from eleven to seven.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits

                  99.1     Press Release.



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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 12, 2000                    INTRAWARE, INC.

                                            /s/ JOHN J. MOSS
                                            -----------------------------------
                                            John J. Moss
                                            General Counsel and Secretary


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                                  EXHIBIT INDEX


Exhibit Number                    Exhibit Title
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99. 1                             Press Release